UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21763

Name of Fund: Managed Account Series

Advantage Global SmallCap Fund (Formerly Global SmallCap Portfolio)

Mid Cap Dividend Fund (Formerly Mid Cap Value Opportunities Portfolio)

BlackRock U.S. Mortgage Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series,               55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2017

Date of reporting period: 04/30/2017

Item 1 – Report to Stockholders

APRIL 30, 2017

ANNUAL REPORT	BLACKROCK®

Managed Account Series

▶   BlackRock U.S. Mortgage Portfolio

▶   Global SmallCap Portfolio

▶   Mid Cap Value Opportunities Portfolio

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, high-quality assets with more interest rate sensitivity struggled. U.S. Treasuries posted negative returns as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations that the new presidential administration’s policies would provide an extra boost to U.S. growth. More recently, however, growing skepticism about the likelihood of significant near-term U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Nonetheless, markets have remained generally positive thus far in 2017 and continue to exhibit low levels of volatility by historical standards. Although political uncertainty persisted, benign credit conditions and expectations for economic growth have kept markets fairly tranquil. The period ended with a global risk asset rally following centrist Emmanuel Macron’s win in the first round of the French presidential election and better-than-expected U.S. and European corporate earnings.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed moving toward the normalization of monetary policy and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening — a dynamic that increases both the risk and return potential of active investing. Fixed income investors are also facing challenges as many sectors are exhibiting higher valuations while rates remain at historically low levels.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.32%	17.92%
U.S. small cap equities (Russell 2000® Index)	18.37	25.63
International equities (MSCI Europe, Australasia, Far East Index)	11.47	11.29
Emerging market equities (MSCI Emerging Markets Index)	8.88	19.13
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.23	0.40
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(3.13)	(2.68)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.67)	0.83
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.41)	0.57
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.30	13.29

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

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Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

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3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

MANAGED ACCOUNT SERIES	APRIL 30, 2017	3

Fund Summary as of April 30, 2017	BlackRock U.S. Mortgage Portfolio

Investment Objective

BlackRock U.S. Mortgage Portfolio’s (the “Fund”) investment objective is to seek high total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended April 30, 2017, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index.

What factors influenced performance?

•

The Fund’s out-of-benchmark allocations to securitized assets, specifically commercial mortgage-backed securities (“CMBS”) and non-agency residential mortgage-backed securities (“MBS”), were the largest contributors to performance. Duration and yield curve positioning further aided results, but these strategies were mainly used as a means to manage risk associated with the Fund’s investments in agency mortgage-backed securities. (Duration is a measure of interest-rate sensitivity.) An allocation to U.S. Treasuries was also additive to performance, with a marginal contribution coming from Treasury Inflation Protected Securities (“TIPS”).

•	The most significant detractor from the Fund’s performance during the period was selection-based strategies within agency MBS, mainly driven by underperformance of specified pool holdings. Allocation-based strategies within agency MBS detracted from performance as well, most notably during the third quarter of 2016 when an underweight to the asset class hurt performance as agency mortgages outperformed.

Describe recent portfolio activity.

•

The Fund increased its exposure to agency MBS, primarily through generic 30-year pass-throughs. The Fund slightly reduced exposure to CMBS, specifically interest-only securities, following strong performance. The Fund added some exposure in collateralized loan obligations while reducing exposure to legacy (i.e., issued under pre-financial crisis underwriting standards) non-agency MBS. The Fund’s small allocation to TIPS was closed during the period.

Describe portfolio positioning at period end.

•

Relative to the benchmark, the Fund was positioned with a marginally lower duration and an underweight in agency MBS. The Fund maintained non-benchmark exposure to CMBS and continued to hold a small allocation to legacy non-agency MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	87%
Non-Agency Mortgage-Backed Securities	7
Asset-Backed Securities	6

[1]	Total investments exclude options purchased.

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	93%
AA/Aa	2
BBB/Baa	1
BB/Ba	1
CCC/Caa	1
N/R	2

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Rating’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

4	MANAGED ACCOUNT SERIES	APRIL 30, 2017

BlackRock U.S. Mortgage Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge. Prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

[2]	The Fund invests primarily in mortgage-related securities.

[3]	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended April 30, 2017
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.50%	2.41%	(0.20)%	1.80%	N/A	3.28%	N/A	5.70%	N/A
Investor A	2.16	2.00	(0.33)	1.43	(2.63)%	3.00	2.16%	5.40	4.97%
Investor C	1.51	1.36	(0.60)	0.77	(0.22)	2.25	2.25	4.63	4.63
Bloomberg Barclays U.S. Mortgage-Backed Securities Index	—	—	(0.61)	0.66	N/A	2.04	N/A	4.18	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period[5]	Ending Account Value April 30, 2017	Expenses Paid During the Period[6]
Institutional	$1,000.00	$998.00	$2.38	$2.23	$1,000.00	$1,022.41	$2.41	$1,022.56	$2.26
Investor A	$1,000.00	$996.70	$3.61	$3.47	$1,000.00	$1,021.17	$3.66	$1,021.32	$3.51
Investor C	$1,000.00	$994.00	$7.32	$7.17	$1,000.00	$1,017.46	$7.40	$1,017.60	$7.25

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.48% for Institutional, 0.73% for Investor A and 1.48% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.70% for Investor A and 1.45% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	5

Fund Summary as of April 30, 2017	Global SmallCap Portfolio

Investment Objective

Global SmallCap Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital.

On March 27, 2017, the Board approved a proposal to change the name of Global SmallCap Portfolio to Advantage Global SmallCap Fund. The Board also approved certain changes to the Fund’s investment strategies. These changes became effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended April 30, 2017, the Fund outperformed the MSCI All Country World Small Cap Index and the MSCI World Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmarks will differ from comparisons of the benchmarks against the performance of the separately managed accounts. The following discussion of relative performance pertains to the MSCI All Country World Small Cap Index.

What factors influenced performance?

•

Stock selection in the consumer discretionary sector, particularly within the hotels, restaurants & leisure industries, made the most significant contribution to Fund performance. Positive selection in the media and retail industries further benefited the Fund’s return in the sector.

•

Favorable stock selection in the information technology (“IT”) sector, especially within the internet software & services and software industries, also helped bolster Fund performance. Strong stock selection in industrials and an underweight in real estate further added to the Fund’s results.

•

Stock selection in the health care sector, which was weakest in the biotechnology and life sciences & tools industries, was the leading detractor to Fund performance. The combination of an underweight and stock selection in the financials sector also detracted. Stock selection in consumer staples further weighed on performance due to weakness in the food & staples retailing segment. Lastly, selection in the energy and utilities sectors modestly detracted from Fund returns.

Describe recent portfolio activity.

•

The Fund increased its weightings in the industrials sector, especially among road & rail companies, and in the consumer discretionary sector, through additions in the consumer services area. The Fund decreased its allocations to health care and financials by reducing its weightings in the health care equipment & services and diversified financials industries, respectively.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Small Cap Index, the Fund was overweight in the industrials, consumer staples, consumer discretionary, health care, IT and real estate sectors, while it was underweight in the financials, materials, energy, utilities and telecommunications services sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Cable One, Inc.	2%
Bob Evans Farms, Inc.	2
Merit Medical Systems, Inc.	1
Insulet Corp.	1
Halyard Health, Inc.	1
National Instruments Corp.	1
Elis SA	1
Allison Transmission Holdings, Inc.	1
UNITE Group PLC	1
IDEX Corp.	1

Geographic Allocation	Percent of Net Assets

United States	57%
United Kingdom	8
Japan	6
Canada	6
India	4
France	3
Brazil	2
Netherlands	2
Switzerland	2
Hong Kong	2
Other[1]	18
Liabilities in Excess of Other Assets	(10)

[1]	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

6	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Global SmallCap Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.

[2]	The Fund invests in a diversified portfolio primarily consisting of equity securities of small cap issuers in various foreign countries and in the United States.

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

[4]	A free float-adjusted market capitalization index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.

Performance Summary for the Period Ended April 30, 2017

		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	5 Years	10 Years
Global SmallCap Portfolio	12.57%	17.33%	10.23%	6.57%
MSCI World Index	12.12	14.65	9.94	3.92
MSCI All Country World Small Cap Index	13.88	17.10	10.33	5.49

[5]	See “About Fund Performance” on page 10.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period[6]	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period[6]	Annualized Expense Ratio
Global SmallCap Portfolio	$1,000.00	$1,125.70	$0.00	$1,000.00	$1,024.79	$0.00	0.00%

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). BlackRock Advisors, LLC has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses incurred by the Fund. This agreement has no fixed term.

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	7

Fund Summary as of April 30, 2017	Mid Cap Value Opportunities Portfolio

Investment Objective

Mid Cap Value Opportunities Portfolio’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

On March 27, 2017, the Board approved a proposal to change the name of Mid Cap Value Opportunities Portfolio to Mid Cap Dividend Fund. The Board also approved certain changes to the Fund’s investment strategies. In addition, Fund management has determined to change the benchmark index against which the Fund compares its performance. These changes became effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended April 30, 2017, the Fund underperformed its benchmark, the S&P MidCap 400® Value Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark index against the performance of the separately managed accounts.

What factors influenced performance?

•

Stock selection in the consumer staples sector, which was weakest in the food products and food & staples retailing industries, was the primary detractor from the Fund’s relative performance. The combination of an underweight and stock selection in the information technology (“IT”) sector further detracted. Stock selection in industrials also weighed on results due to a shortfall in the aerospace & defense segment. Lastly, an overweight in the consumer discretionary sector modestly detracted from Fund returns.

•	Stock selection in the materials sector, most notably within the chemicals and metals and mining industries, made the most significant contribution to Fund performance. The Fund’s zero weighting in the telecommunications services sector was an additional plus. Strong stock selection in financials, specifically in banks, also helped bolster performance, as did selection in energy.

Describe recent portfolio activity.

•

The Fund increased its weighting in the IT sector, especially in the electronic equipment, instruments and components industry. It also boosted its position in the consumer discretionary sector by adding to the hotels, restaurants and leisure industry. The Fund decreased its allocation to industrials, mostly among aerospace and defense companies, and to the utilities sector, particularly in the electric utilities industry.

Describe portfolio positioning at period end.

•

The Fund was overweight relative to the S&P MidCap 400® Value Index in the health care, IT, consumer discretionary and industrials sectors, and it was underweight in the financials, materials, consumer staples, telecommunications services, energy, real estate and utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Halyard Health, Inc.	2%
Owens & Minor, Inc.	2
Wabtec Corp.	2
OGE Energy Corp.	2
Alexander & Baldwin, Inc.	2
LifePoint Health, Inc.	2
UGI Corp.	2
Leidos Holdings, Inc.	2
AMETEK, Inc.	2
Outfront Media, Inc.	1

Sector Allocation	Percent of Net Assets
Financials	20%
Information Technology	14
Industrials	12
Consumer Discretionary	12
Utilities	9
Health Care	8
Real Estate	8
Materials	7
Energy	5
Consumer Staples	4
Short-Term Securities	9
Liabilities in Excess of Other Assets	(8)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

8	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Mid Cap Value Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.

[2]	The Fund normally invests at least 80% of its assets in equity securities of mid capitalization companies.

[3]

An unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.

Performance Summary for the Period Ended April 30, 2017

		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Years	10 Years
Mid Cap Value Opportunities Portfolio	13.72%	19.24%	12.36%	8.17%
S&P MidCap 400® Value Index	15.09	20.03	13.97	7.86

[4]	See “About Fund Performance” on page 10.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period[5]	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Mid Cap Value
Opportunities Portfolio	$1,000.00	$1,137.20	$0.00	$1,000.00	$1,024.79	$0.00	0.00%

[5]

For shares of the Fund, expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). BlackRock Advisors, LLC has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses incurred by the Fund. This agreement has no fixed term.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	9

About Fund Performance

•

Institutional Shares (available only in BlackRock U.S. Mortgage Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares (available only in BlackRock U.S. Mortgage Portfolio) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

•

Investor C Shares (available only in BlackRock U.S. Mortgage Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor C Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. For the BlackRock U.S. Mortgage Portfolio, the standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on November 1, 2016 and held through April 30, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	MANAGED ACCOUNT SERIES	APRIL 30, 2017

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	11

Schedule of Investments April 30, 2017	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.69%, 9/15/26 (a)(b)	$790	$790,000
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE7, Class 1A2, 1.16%, 9/25/36 (b)	60	59,780
Carrington Mortgage Loan Trust:
Series 2006-FRE1, Class A4, 1.24%, 4/25/36 (b)	100	66,807
Series 2006-NC5, Class A3, 1.14%, 1/25/37 (b)	200	137,036
Series 2007-RFC1, Class A3, 1.13%, 12/25/36 (b)	100	80,687
CIFC Funding Ltd.:
Series 2014-5A, Class A1R, 2.56%, 1/17/27 (a)(b)	3,300	3,311,045
Series 2015-3A, Class A, 2.58%, 10/19/27 (a)(b)	3,100	3,100,770
Citigroup Mortgage Loan Trust, Series 2007-FS1, Class 2A1A, 1.99%, 10/25/37 (a)(b)	1,464	1,142,814
Conseco Financial Corp., Series 1999-5, Class A6, 7.50%, 3/01/30 (b)	475	371,974
Countrywide Asset-Backed Certificates:
Series 2004-6, Class 2A4, 1.89%, 11/25/34 (b)	28	27,267
Series 2006-13, Class 3AV2, 1.14%, 1/25/37 (b)	44	42,648
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 2.14%, 8/15/25 (a)(b)	1,000	1,000,614
First Franklin Mortgage Loan Trust, Series 2006-FF12, Class A4, 1.13%, 9/25/36 (b)	198	193,185
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.99%, 6/17/31 (a)(b)	165	164,627
Series 2014-SFR2, Class A, 2.09%, 9/17/31 (a)(b)	1,329	1,329,316
Series 2014-SFR3, Class A, 2.19%, 12/17/31 (a)(b)	322	321,752
Series 2015-SFR1, Class A, 2.44%, 3/17/32 (a)(b)	766	767,452
Series 2015-SFR2, Class A, 2.34%, 6/17/32 (a)(b)	1,075	1,077,663
Series 2015-SFR3, Class A, 2.29%, 8/17/32 (a)(b)	2,257	2,268,481
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (a)	661	647,337
Long Beach Mortgage Loan Trust:
Series 2006-10, Class 2A2, 1.10%, 11/25/36 (b)	12	5,440
Series 2006-10, Class 2A3, 1.15%, 11/25/36 (b)	117	53,693
Series 2006-10, Class 2A4, 1.21%, 11/25/36 (b)	25	11,495

Asset-Backed Securities	Par (000)	Value
Series 2006-2, Class 1A, 1.17%, 3/25/46 (b)	$107	$76,620
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE4, Class A4, 1.23%, 6/25/36 (b)	1,182	780,140
OCP CLO Ltd., Series 2012-2A, Class A1R, 2.45%, 11/22/25 (a)(b)	1,300	1,302,005
Progress Residential Trust, Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)	791	790,242
Residential Asset Mortgage Products Trust, Series 2006-RZ2, Class A3, 1.26%, 5/25/36 (b)	296	280,925
Scholar Funding Trust, Series 2011-A, Class A, 2.07%, 10/28/43 (a)(b)	543	536,890
Silver Bay Realty Trust, Series 2014-1, Class A, 1.99%, 9/17/31 (a)(b)	999	1,000,120
SMB Private Education Loan Trust, Series 2015-C, Class A3, 2.94%, 8/16/32 (a)(b)	500	525,455
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-BC1, Class A4, 1.12%, 2/25/37 (b)	510	480,963
Tricon American Homes Trust, Series 2015-SFR1, Class A, 2.19%, 5/17/32 (a)(b)	550	550,946
Venture XVIII CLO Ltd., Series 2014-18A, Class A, 2.61%, 10/15/26 (a)(b)	3,300	3,300,662
World Financial Network Credit Card Master Trust, Series 2012-D, Class B, 3.34%, 4/17/23	700	712,219
Total Asset-Backed Securities — 9.3%		27,309,070

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.2%
Banc of America Funding Trust, Series 2006-A, Class 3A2, 3.42%, 2/20/36 (b)	67	53,414
Banc of America Mortgage Trust:
Series 2005-G, Class 2A4, 3.26%, 8/25/35 (b)	489	444,386
Series 2005-I, Class 2A5, 3.24%, 10/25/35 (b)	356	327,280
Bear Stearns Asset Backed Securities I Trust:
Series 2005-AC9, Class A5, 6.25%, 12/25/35 (c)	47	40,994
Series 2006-AC1, Class 1A2, 6.25%, 2/25/36 (c)	55	41,921
Countrywide Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	89	90,646
Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	24	23,457
Series 2005-47CB, Class A2, 1.49%, 10/25/35 (b)	92	55,475

Portfolio Abbreviations
ADR	American Depositary Receipts	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate	USD	U.S. Dollar
OTC	Over-the-counter

See Notes to Financial Statements.

12	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (continued)
Series 2006-15CB, Class A1, 6.50%, 6/25/36	$414	$319,439
Series 2006-19CB, Class A15, 6.00%, 8/25/36	260	226,250
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37	519	405,073
Series 2007-9T1, Class 1A1, 6.00%, 5/25/37	67	47,267
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 9/25/35	153	152,034
Series 2006-HYB2, Class 3A1, 3.19%, 4/20/36 (b)	160	141,106
Credit Suisse Commercial Mortgage-Backed Trust, Series 2006-8, Class 1A1, 4.50%, 10/25/21	66	60,398
HarborView Mortgage Loan Trust, Series 2006-6, Class 3A1A, 3.45%, 8/19/36 (b)	1,011	844,307
IndyMac INDA Mortgage Loan Trust, Series 2007-AR1, Class 3A1, 3.36%, 3/25/37 (b)	205	179,362
Wells Fargo Mortgage Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	61	60,721

		3,513,530
Commercial Mortgage-Backed Securities — 6.9%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class B, 4.51%, 9/15/48 (b)	1,300	1,385,510
Bancorp Commercial Mortgage Trust, Series 2016-CRE1, Class A, 2.42%, 11/15/33 (a)(b)	370	370,925
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.48%, 7/05/33 (a)(b)	1,400	1,402,195
CCRESG Commercial Mortgage Trust:
Series 2016-HEAT, Class A, 3.36%, 4/10/29 (a)	950	962,655
Series 2016-HEAT, Class D, 5.49%, 4/10/29 (a)(b)	720	731,827
CD Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48	3,296	3,359,709
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class D, 3.05%, 1/10/48 (a)(b)	340	241,215
Chicago Skyscraper Trust, Series 2017-SKY, Class E, 4.29%, 2/15/30 (a)(b)	2,990	3,027,489
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class C, 4.95%, 5/10/49 (b)	430	431,456
Commercial Mortgage Trust:
Series 2014-TWC, Class A, 1.84%, 2/13/32 (a)(b)	1,145	1,147,873
Series 2015-CR25, Class C, 4.55%, 8/10/48 (b)	90	91,013
Credit Suisse Mortgage Capital Trust, Series 2016-MFF, Class A, 2.59%, 11/15/33 (a)(b)	320	320,804
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.49%, 12/15/34 (a)(b)	1,500	1,518,371
GS Mortgage Securities Trust, Series 2015-GC32, Class D, 3.35%, 7/10/48	500	392,152

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2015-SGP, Class A, 2.69%, 7/15/36 (a)(b)	$400	$402,132
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (a)	1,000	1,019,177
Series 2017-JP5, Class D 4.80%, 3/15/50 (a)(b)	970	934,167
LMREC, Inc., Series 2016-CRE2, Class A, 2.68%, 11/24/31 (a)(b)	330	329,267
Wells Fargo Commercial Mortgage Trust:
Series 2015-C31, Class D, 3.85%, 11/15/48	135	100,505
Series 2015-NXS3, Class C, 4.64%, 9/15/57 (b)	900	866,655
Series 2016-NXS5, Class D, 5.04%, 1/15/59 (b)	1,337	1,313,386
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class C, 3.91%, 9/15/57 (b)	63	58,590

		20,407,073
Interest Only Commercial Mortgage-Backed Securities — 2.3%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, 1.06%, 9/15/48 (b)	982	56,194
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.76%, 5/10/58 (b)	2,951	343,958
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class XA, 1.20%, 7/10/47 (b)	1,508	88,969
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class XA, 0.82%, 2/10/47 (b)	2,151	68,115
Commercial Mortgage Trust:
Series 2015-CR24, Class XA, 1.02%, 8/10/48 (b)	4,026	217,310
Series 2015-LC21, Class XA, 1.01%, 7/10/48 (b)	6,887	300,683
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.94%, 2/10/34 (a)(b)	10,760	371,960
Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (a)(b)	9,200	303,847
Series 2015-WEST, Class XA, 1.08%, 2/10/37 (a)(b)	4,600	282,279
Credit Suisse Mortgage Capital Trust, Series 2014-USA, Class X1, 0.70%, 9/17/37 (a)(b)	10,500	398,160
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class XA, 1.66%, 5/10/49 (b)	4,477	452,172
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)	71,854	278,391
JPMBB Commercial Mortgage Securities Trust:
Series 2015-C27, Class XA, 1.51%, 2/15/48 (b)	9,985	688,497
Series 2015-C28, Class XA, 1.33%, 10/15/48 (b)	9,636	557,072
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class XA 1.18%, 3/15/50 (b)	22,859	1,711,883

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	13

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C18, Class XA, 1.12%, 10/15/47 (b)	$582	$20,333
Series 2016-C29, Class XA, 1.81%, 5/15/49 (b)	1,886	203,204
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class XA, 1.13%, 2/15/48 (b)	9,834	554,962

		6,897,989
Total Non-Agency Mortgage-Backed Securities — 10.4%		30,818,592

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 1.5%
Fannie Mae, Series 2011-8, Class ZA 4.00%, 2/25/41	1,283	1,368,815
Freddie Mac:
Series 2411, Class FJ, 1.34%, 12/15/29 (b)	7	7,082
Series 4253, Class DZ 4.75%, 9/15/43	644	694,510
Series 4398, Class ZX, 4.00%, 9/15/54	276	295,349
Ginnie Mae:
Series 2009-122, Class PY, 6.00%, 12/20/39	169	188,343
Series 2014-107, Class WX, 6.80%, 7/20/39 (b)	685	783,164
Series 2014-12, Class ZA, 3.00%, 1/20/44	661	639,294
Series 2014-62, Class Z, 3.00%, 4/20/44	547	554,428

		4,530,985
Interest Only Commercial Mortgage-Backed Securities — 1.3%
Fannie Mae:
Series 2012-M9, Class X1, 3.98%, 12/25/17 (b)	1,747	14,293
Series 2013-10, Class PI 3.00%, 2/25/43	1,682	189,850
Freddie Mac:
Series K041, Class X1, 0.69%, 10/25/24 (b)	5,131	180,604
Series K042, Class X1, 1.19%, 12/25/24 (b)	1,682	111,748
Series K718, Class X1, 0.77%, 1/25/22 (b)	1,035	26,392
Series K722, Class X1, 1.44%, 3/25/23 (b)	3,987	251,725
Series KC01, Class X1, 0.85%, 12/25/22 (b)	4,136	110,004
Ginnie Mae:
Series 2016-113, Class IO, 1.19%, 2/16/58 (b)	4,463	401,011
Series 2016-137, Class IO, 0.95%, 5/16/58 (b)	3,173	246,964
Series 2016-140, Class IO, 0.94%, 5/16/58 (b)	3,176	242,550
Series 2016-143, Class IO, 0.98%, 10/16/56	2,878	233,319
Series 2016-152, Class IO, 0.98%, 8/15/58 (b)	9,369	777,419
Series 2017-35, Class IO 0.71%, 5/16/59 (b)	1,332	93,059
Series 2017-53, Class IO 0.69%, 12/15/56 (b)	8,800	598,311

U.S. Government Sponsored Agency Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2017-54, Class IO 0.68%, 12/16/58 (b)	$3,900	$280,242

		3,757,491
Mortgage-Backed Securities — 133.3%
Fannie Mae Mortgage-Backed Securities:
2.00%, 5/01/31 (d)	900	881,543
2.50%, 4/01/30-3/01/32 (d)	10,071	10,150,635
3.00%, 5/01/27-6/19/47 (d)	74,838	75,600,776
3.50%, 11/01/27-2/01/47 (d)	58,364	60,346,328
4.00%, 4/01/26-11/01/46 (d)	37,663	39,993,475
4.50%, 7/01/24-3/01/47	11,104	11,974,829
5.00%, 1/01/23-6/01/39	4,235	4,637,203
5.50%, 6/01/24-5/01/46 (d)	2,667	2,979,450
6.00%, 12/01/32-6/01/41	2,683	3,036,219
6.50%, 9/01/36-5/01/40	376	428,398
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-5/01/31 (d)	6,754	6,801,820
2.93%, 11/01/44 (b)	1,488	1,532,292
3.00%, 10/01/27-2/01/47 (d)(e)	21,731	21,981,252
3.50%, 7/01/26-12/01/46 (d)	22,740	23,458,874
4.00%, 8/01/40-6/01/46 (d)	11,698	12,339,258
4.50%, 1/01/19-9/01/44	3,329	3,588,867
5.00%, 11/01/24-2/01/42	2,597	2,847,490
5.50%, 2/01/35-6/01/41	1,446	1,609,103
6.00%, 6/01/27-11/01/39	402	455,246
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/46 (d)	25,740	26,084,363
3.50%, 12/20/41-4/20/47 (d)	52,000	54,085,574
4.00%, 7/20/39-2/21/47 (d)	13,476	14,293,571
4.50%, 9/20/39-1/20/46	7,587	8,167,520
5.00%, 12/15/34-7/20/44	4,314	4,778,683
5.50%, 7/15/38-12/20/41	1,326	1,469,893
6.50%, 10/15/38-2/20/41	544	630,338

		394,153,000
Total U.S. Government Sponsored Agency Securities — 136.1%		402,441,476

Options Purchased
(Cost — $67,097) — 0.0%		22,673
Total Investments Before TBA Sale Commitments and Options Written (Cost — $ 458,869,535) — 155.8%		460,591,811

TBA Sale Commitments (d)
Fannie Mae Mortgage-Backed Securities:
2.50%, 5/01/31	3,860	(3,882,165)
3.00%, 5/01/30-5/01/46	16,867	(17,082,680)
3.50%, 5/01/31-5/01/46	11,442	(11,858,353)
4.00%, 5/01/46	15,887	(16,730,995)
4.50%, 5/01/46	1,155	(1,242,527)
5.00%, 5/01/46	474	(519,174)
5.50%, 5/01/45	277	(307,819)
Freddie Mac Mortgage-Backed Securities:
2.50%, 5/01/46	50	(50,323)
3.00%, 8/01/43-5/01/46	9,419	(9,401,976)
3.50%, 5/01/45	457	(469,907)
4.00%, 5/01/46	260	(273,691)
4.50%, 5/01/46	510	(548,368)

See Notes to Financial Statements.

14	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

TBA Sale Commitments(d)	Par (000)	Value
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/46	$431	$(436,792)
3.50%, 5/15/46	22,514	(23,398,834)
4.00%, 5/15/46	424	(448,347)
4.50%, 5/15/46	201	(214,473)
Total TBA Sale Commitments (Proceeds — $86,688,364) — (29.4)%		(86,866,424)

Options Written	Value
(Premiums Received — $377,225) — (0.1)%	$(328,857)
Total Investments Net of TBA Sale Commitments and Options Written — 126.3%	373,396,530
Liabilities in Excess of Other Assets — (26.3)%	(77,766,712)

Net Assets — 100.0%	$295,629,818

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(5,429,183)	$(21,280)
BNP Paribas Securities Corp.	$(1,366,332)	$(480)
Citigroup Global Markets. Inc.	$10,515,986	$39,692
Credit Suisse Securities (USA) LLC	$14,730,857	$15,251
Daiwa Capital Markets America, Inc.	$4,104,422	$17,719
Deutsche Bank Securities, Inc.	$5,796,269	$26,215
Goldman Sachs & Co.	$13,000,938	$44,929
J.P. Morgan Securities LLC	$7,510,091	$28,831
Jefferies LLC	$304,360	$1,515
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$12,076,069	$59,497
Morgan Stanley & Co. LLC	$414,465	$28,677
Nomura Securities International, Inc.	$(7,916,872)	$1,567
RBC Capital Markets, LLC	$(3,044,374)	$(14,704)
Wells Fargo Securities LLC	$(1,747,758)	$(5,223)

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Citigroup Global Markets, Inc.	0.96%	4/13/17	5/11/17	$1,926,000	$1,926,924	U.S. Government Sponsored Agency Securities	Up to 30 Days

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue		Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(2)	U.S. Treasury Bonds	(30 Year)	June 2017	USD	305,938	$ (2,469)
(195)	U.S. Treasury Notes	(10 Year)	June 2017	USD	24,515,156	15,857
(148)	U.S. Treasury Notes	(2 Year)	June 2017	USD	32,058,188	(59,708)
(151)	U.S. Treasury Notes	(5 Year)	June 2017	USD	17,879,344	(85,166)
(63)	Euro Dollar		June 2018	USD	15,487,763	(42,611)
(65)	Euro Dollar		March 2019	USD	15,938,813	(4,957)
Total						$(179,054)

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	15

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year)	Put	5/26/17	USD	125.5	40	$20,000

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
10-Year Interest Rate Swap	Bank of America N.A.	Put	2.63%	Pay	3-month LIBOR	6/15/17	USD 3,500	$2,673

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Citibank N.A.	Call	2.20%	Pay	6-month LIBOR	2/11/19	USD	12,600	$(110,333)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	1.70%	Pay	6-month LIBOR	4/01/19	USD	17,900	(80,139)
2-Year Interest Rate Swap	Citibank N.A.	Put	2.20%	Receive	6-month LIBOR	2/11/19	USD	12,600	(76,112)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	2.70%	Receive	6-month LIBOR	4/01/19	USD	17,900	(62,273)
Total									$(328,857)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.64%[1]	3-month LIBOR	3/09/19	USD	11,500	$ 27,703
1.65%[1]	3-month LIBOR	3/21/19	USD	14,300	32,494
1.49%[2]	3-month LIBOR	4/20/20	USD	4,500	28,739
1.99%[2]	3-month LIBOR	9/10/20	USD	1,200	(783)
1.96%[2]	3-month LIBOR	9/10/20	USD	700	274
1.96%[2]	3-month LIBOR	9/10/20	USD	400	170
2.42%[2]	3-month LIBOR	4/24/45	USD	410	8,096
2.38%[2]	3-month LIBOR	4/24/45	USD	400	11,332
2.39%[2]	3-month LIBOR	4/24/45	USD	400	10,436
2.42%[2]	3-month LIBOR	4/24/45	USD	380	7,296
2.83%[1]	3-month LIBOR	7/10/45	USD	1,550	116,189
Total					$ 241,946

[1]	The Fund pays the floating rate and receives the fixed rate.

[2]	The Fund pays the fixed rate and receives the floating rate.

OTC Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
CMBX.NA.9 BBB-	3.00%	J.P. Morgan Securities LLC	9/17/58	USD	3,100	$336,954	$348,492	$(11,538)
CMBX.NA.9 AAA	0.50%	Morgan Stanley & Co. International PLC	9/17/58	USD	9,000	179,550	193,430	(13,880)
CMBX.NA.9 AAA	0.50%	Morgan Stanley & Co. International PLC	9/17/58	USD	3,000	59,850	86,310	(26,460)

See Notes to Financial Statements.

16	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	USD	2,981	$ 145	$ 593	$(448)
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	USD	2,981	145	983	(838)
Total						$576,644	$629,808	$(53,164)

OTC Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation
CMBX.NA.9.BBB-	3.00%	Deutsche Bank AG	9/17/58	Not Rated	USD	3,100	$(336,954)	$(380,682)	$43,728
CMBX.NA.9.BBB-	3.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	3,000	(326,085)	(373,275)	47,190
CMBX.NA.10.BBB-	3.00%	Deutsche Bank AG	11/17/59	BBB-	USD	250	(24,363)	(27,532)	3,169
Total							$(687,402)	$(781,489)	$94,087

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Transactions in Options Written for the Year Ended April 30, 2017
	Calls		Puts
	Notional (000)		Notional (000)
	USD	Premiums Received	Contracts	USD	Premiums Received
Outstanding options, beginning of year	—	—		—	—
Options written	43,500	$281,180	65	30,500	$216,851
Options exercised	(6,500)	(52,325)	—	—	—
Options expired	(6,500)	(52,325)	(65)	—	(16,156)

Outstanding options, end of year	30,500	$176,530	—	30,500	$200,695

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$15,857	—	$15,857
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	22,673	—	22,673
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	242,729	—	242,729
	Unrealized appreciation on OTC swaps;
Swaps — OTC	Swap premiums paid	—	$723,895	—	—	—	—	723,895
Total		—	$723,895	—	—	$281,259	—	$1,005,154

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$194,911	—	$194,911
Options written	Options written, at value	—	—	—	—	328,857	—	328,857
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	783	—	783
	Unrealized depreciation on OTC swaps;
Swaps — OTC	Swap premiums received	—	$834,653	—	—	—	—	834,653
Total		—	$834,653	—	—	$524,551	—	$1,359,204

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	17

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

For the year ended April 30, 2017, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(683,610)	—	$(683,610)
Options purchased[1]	—	—	—	—	64,013	—	64,013
Options written	—	—	—	—	68,481	—	68,481
Swaps	—	$470,066	—	—	(724,938)	—	(254,872)
Total	—	$470,066	—	—	$(1,276,054)	—	$(805,988)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(129,929)	—	$(129,929)
Options purchased[2]	—	—	—	—	(44,424)	—	(44,424)
Options written	—	—	—	—	48,368	—	48,368
Swaps	—	$(356,270)	—	—	483,511	—	127,241
Total	—	$(356,270)	—	—	$357,526	—	$1,256

[1]	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$6,147,034
Average notional value of contracts - short	$60,060,360
Options:
Average value of option contracts purchased	$5,000
Average value of option contracts written	$16,250	[1]
Average notional value of swaption contracts purchased	$6,410,000
Average notional value of swaption contracts written	$15,250,000
Credit default swaps:
Average notional value - buy protection	$12,014,500
Average notional value - sell protection	$1,587,500
Interest rate swaps:
Average notional value - pays fixed rate	$8,390,000
Average notional value - receives fixed rate	$11,600,000
Total return swaps:
Average notional value	$169,000

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$10,137		$21,017
Options	22,673	[1]	328,857
Swaps - Centrally cleared	—		1,020
Swaps - OTC[2]	723,895		834,653
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$756,705		$1,185,547
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(30,137)		(22,037)
Total derivative assets and liabilities subject to an MNA	$726,568		$1,163,510

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

18	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$ 2,673	—	—	—	$2,673
Deutsche Bank AG	48,473	$(48,473)	—	—	—
J.P. Morgan Securities LLC	348,492	(11,538)	—	$(336,954)	—
Morgan Stanley & Co. International PLC	326,930	(326,930)	—	—	—
Total	$726,568	$(386,941)	—	$(336,954)	$2,673

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Citibank N.A.	$ 186,445	—	—	—	$186,445
Deutsche Bank AG	551,912	$(48,473)	—	$(410,000)	93,439
J.P. Morgan Securities LLC	11,538	(11,538)	—	—	—
Morgan Stanley & Co. International PLC	413,615	(326,930)	—	—	86,685
Total	$1,163,510	$(386,941)	—	$(410,000)	$366,569

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$25,871,733	$1,437,337	$27,309,070
Non-Agency Mortgage-Backed Securities	—	30,447,667	370,925	30,818,592
U.S. Government Sponsored Agency Securities	—	402,161,234	280,242	402,441,476
Options Purchased:
Interest rate contracts	$20,000	2,673	—	22,673
Liabilities:
Investments:
TBA Sale Commitments	—	(86,866,424)	—	(86,866,424)
Total	$20,000	$371,616,883	$2,088,504	$373,725,387

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$94,087	—	$94,087
Interest rate contracts	$15,857	242,729	—	258,586
Liabilities:
Credit contracts	—	(53,164)	—	(53,164)
Interest rate contracts	(194,911)	(329,640)	—	(524,551)
Total	$(179,054)	$(45,988)	—	$(225,042)

[1]

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest for financial statement purposes. As of period end, reverse repurchase agreements of $1,926,924 are categorized as Level 2 within the disclosure hierarchy.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	19

Schedule of Investments (concluded)	BlackRock U.S. Mortgage Portfolio

During the year ended April 30, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening balance, as of April 30, 2016	$737,897	$2,576,005	—	$3,313,902
Transfers into Level 3		—	—	—
Transfers out of Level 3	—	(1,695,919)	—	(1,695,919)
Accrued discounts/premiums	4,391	(433)	—	3,958
Net realized gain (loss)	(19,907)	9,837	—	(10,070)
Net change in unrealized appreciation (depreciation)[1,2]	4,905	12,660	$(2,051)	15,514
Purchases	790,000	370,000	282,293	1,442,293
Sales	(79,949)	(901,225)	—	(981,174)

Closing Balance, as of April 30, 2017	$1,437,337	$370,925	$280,242	$2,088,504

Net change in unrealized appreciation (depreciation) on investments held as of April 30, 2017[2]	$4,905	$925	$(2,051)	$3,779

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

20	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Schedule of Investments April 30, 2017	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.7%
Grupo Supervielle SA (a)	46,641	$792,431
Australia — 1.4%
Metals X Ltd. (a)	502,625	276,980
Orocobre Ltd. (a)(b)	349,087	823,124
Western Areas Ltd. (a)	58,000	96,260
Westgold Resources Ltd. (a)	280,146	409,704

		1,606,068
Austria — 0.6%
Schoeller-Bleckmann Oilfield Equipment AG (a)	9,880	689,758
Belgium — 1.3%
Nyrstar NV (a)(b)	21,390	121,137
Ontex Group NV	20,247	675,544
Warehouses de Pauw CVA	7,547	722,187

		1,518,868
Brazil — 2.1%
Cia de Saneamento Basico do Estado de Sao Paulo — ADR	63,440	583,648
Cia Hering	116,731	812,029
Porto Seguro SA	44,200	400,078
TOTVS SA	79,438	693,758

		2,489,513
British Virgin Islands — 0.2%
Atlas Mara Ltd. (a)(b)	91,593	192,345
Canada — 6.0%
Africa Oil Corp. (a)(b)	663,273	1,030,101
Canadian Western Bank	18,360	360,865
Canfor Corp. (a)	59,886	899,354
Continental Gold, Inc. (a)(b)	282,222	636,785
Descartes Systems Group, Inc. (a)	19,813	457,206
Dollarama, Inc.	7,730	676,704
Entertainment One Ltd.	247,868	793,930
Kinross Gold Corp. (a)	106,744	371,440
Lithium Americas Corp. (a)(b)	160,285	113,898
Methanex Corp.	7,610	349,299
Painted Pony Petroleum Ltd. (a)(b)	177,463	650,024
Trevali Mining Corp. (a)	649,950	571,364

		6,910,970
China — 0.7%
Colour Life Services Group Co. Ltd.	495,000	292,255
KWG Property Holding Ltd.	625,000	472,132

		764,387
Denmark — 0.7%
Nets A/S (a)	42,000	763,944
France — 3.2%
Elior Group	34,564	862,337
Elis SA	58,669	1,214,256
Ubisoft Entertainment SA (a)	17,810	843,703
Virbac SA (a)	5,295	833,742

		3,754,038
Georgia — 0.6%
BGEO Group PLC	14,643	681,479
Germany — 1.5%
Aareal Bank AG	8,400	337,855
AIXTRON SE (a)(b)	118,475	649,553
Rheinmetall AG	7,890	724,222

		1,711,630

Common Stocks	Shares	Value
Hong Kong — 1.6%
Clear Media Ltd.	263,000	$290,781
Lee & Man Paper Manufacturing Ltd.	837,000	655,376
Melco International Development Ltd.	454,000	932,092

		1,878,249
India — 4.0%
Azure Power Global Ltd. (a)(b)	29,176	488,114
Container Corp. of India Ltd.	39,500	748,073
Jubilant Foodworks Ltd.	44,200	715,199
Kaveri Seed Co. Ltd. (a)	55,630	487,994
MakeMyTrip Ltd. (a)(b)	24,010	921,984
Oberoi Realty Ltd. (a)	156,090	963,716
Zee Entertainment Enterprises Ltd.	44,170	361,678

		4,686,758
Indonesia — 1.1%
Bank Tabungan Negara Persero Tbk PT	4,750,200	817,853
Tower Bersama Infrastructure Tbk PT	966,100	423,846

		1,241,699
Ireland — 0.7%
Ryanair Holdings PLC — ADR (a)	9,227	848,238
Italy — 0.8%
Beni Stabili SpA SIIQ (a)	1,545,150	981,267
Japan — 6.4%
Don Quijote Holdings Co. Ltd.	11,800	429,920
Gree, Inc.	112,200	899,696
GS Yuasa Corp.	159,000	736,676
Horiba Ltd.	3,500	206,348
JGC Corp.	59,100	1,032,008
Nippon Shokubai Co. Ltd.	3,400	228,394
NOK Corp.	27,600	657,856
NTN Corp.	36,000	183,501
Pioneer Corp. (a)	200,400	361,720
Rohm Co. Ltd.	13,100	919,986
Seven Bank Ltd.	208,400	699,946
Tokyo Tatemono Co. Ltd.	79,700	1,088,866

		7,444,917
Luxembourg — 1.3%
B&M European Value Retail SA	129,800	566,442
Eurofins Scientific SE	743	365,948
Stabilus SA (a)	8,736	632,728

		1,565,118
Malaysia — 0.5%
AirAsia BHD	718,400	554,105
Netherlands — 1.8%
Boskalis Westminster	18,320	673,862
Intertrust NV	22,290	446,630
TomTom NV (a)(b)	96,160	977,681

		2,098,173
Norway — 0.5%
Stolt-Nielsen Ltd.	37,020	571,296
Panama — 0.5%
Copa Holdings SA, Class A	4,980	579,772
Russia — 0.9%
Globaltrans Investment PLC, Registered Shares	143,870	1,089,096
South Africa — 0.4%
MMI Holdings Ltd.	271,600	473,744

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	21

Schedule of Investments (continued)	Global SmallCap Portfolio

Common Stocks	Shares	Value
South Korea — 0.2%
Korea Gas Corp. (a)	5,680	$232,651
Viatron Technologies, Inc.	1,624	29,365

		262,016
Spain — 1.2%
Atento SA (a)	38,444	344,074
Merlin Properties Socimi SA	84,181	995,485

		1,339,559
Sweden — 0.6%
Hoist Finance AB (b)	18,980	178,394
SSAB AB, A Shares (a)(b)	91,730	399,068
SSAB AB, B Shares (a)	40,707	144,423

		721,885
Switzerland — 1.7%
Aryzta AG	13,908	451,535
GAM Holding AG	49,650	636,221
Leonteq AG (a)(b)	6,230	275,310
Sulzer AG, Registered Shares	5,480	639,425

		2,002,491
Thailand — 0.7%
Indorama Ventures PCL	751,100	796,410
United Kingdom — 7.9%
Arrow Global Group PLC	222,345	1,054,733
Britvic PLC	88,000	757,135
Dialog Semiconductor PLC (a)	1,430	66,911
Exova Group PLC	214,520	662,665
Grainger PLC	234,983	760,572
Henderson Group PLC	137,437	411,089
IMI PLC	34,170	565,917
Intertek Group PLC	15,440	812,629
Man Group PLC	234,700	467,082
Nomad Foods Ltd. (a)	61,206	722,231
Rentokil Initial PLC	242,950	783,293
Senior PLC	176,600	490,640
Serco Group PLC (a)	368,909	552,063
UNITE Group PLC	133,062	1,115,054

		9,222,014
United States — 44.7%
Actuant Corp., Class A	18,830	514,059
Allison Transmission Holdings, Inc.	29,050	1,123,654
Bob Evans Farms, Inc.	23,170	1,546,366
Boston Beer Co., Inc., Class A (a)	6,791	980,281
Bottomline Technologies, Inc. (a)	31,164	726,121
BroadSoft, Inc. (a)	23,155	889,152
Burlington Stores, Inc. (a)	7,637	755,452
Cable One, Inc.	2,438	1,662,375
CARBO Ceramics, Inc. (a)	16,663	114,475
Chart Industries, Inc. (a)	16,516	602,999
Ciena Corp. (a)	33,270	762,216
Ellie Mae, Inc. (a)	5,300	539,328
Energen Corp. (a)	6,210	322,858
Etsy, Inc. (a)(b)	15,700	168,932
Financial Engines, Inc.	15,500	658,750
Five Below, Inc. (a)(b)	14,210	697,995
Generac Holdings, Inc. (a)	16,010	563,072
Genesee & Wyoming, Inc., Class A (a)(b)	7,100	481,096
G-III Apparel Group Ltd. (a)(b)	14,520	344,124
Greenhill & Co, Inc.	24,800	627,440
Hain Celestial Group, Inc. (a)	13,930	515,271
Halyard Health, Inc. (a)	31,925	1,261,037

Common Stocks	Shares	Value
United States (continued)
Haynes International, Inc.	9,537	$403,320
Heritage Insurance Holdings, Inc.	36,850	445,885
IBERIABANK Corp.	5,850	464,197
IDEX Corp.	10,500	1,099,980
Insulet Corp. (a)(b)	31,901	1,384,822
Integrated Device Technology, Inc. (a)	32,420	777,756
Invacare Corp.	74,819	1,099,839
KBR, Inc.	61,620	865,761
Kraton Performance Polymers, Inc. (a)	19,316	631,826
LKQ Corp. (a)	26,847	838,700
Marcus & Millichap, Inc. (a)	40,105	1,034,709
Merit Medical Systems, Inc. (a)	41,478	1,397,809
MSC Industrial Direct Co., Inc., Class A	9,590	858,593
National Fuel Gas Co.	8,500	470,730
National Instruments Corp.	35,556	1,241,260
NetScout Systems, Inc. (a)	21,227	799,196
Nordson Corp.	8,400	1,051,680
Oceaneering International, Inc.	13,200	348,348
OPKO Health, Inc. (a)(b)	101,170	786,091
Opus Bank	20,410	460,245
Outfront Media, Inc.	41,251	1,079,126
Owens & Minor, Inc.	27,934	967,913
Owens-Illinois, Inc. (a)	18,600	405,852
Pacific Biosciences of California, Inc. (a)	86,001	338,844
Patterson Cos., Inc.	24,566	1,092,941
Pebblebrook Hotel Trust (b)	34,004	1,011,959
Pfenex, Inc. (a)	88,611	426,219
PTC, Inc. (a)	15,890	858,855
Qorvo, Inc. (a)(b)	9,350	636,080
Quotient Ltd. (a)(b)	73,859	502,980
Rambus, Inc. (a)	45,510	569,785
Seritage Growth Properties, Class A (b)	23,639	981,018
Skechers U.S.A., Inc., Class A (a)	32,360	817,090
SM Energy Co.	4,830	109,110
Smart & Final Stores, Inc. (a)(b)	42,280	498,904
SUPERVALU, Inc. (a)	201,669	826,843
Tanger Factory Outlet Centers, Inc.	33,562	1,046,799
Teradyne, Inc.	1,800	63,486
Texas Capital Bancshares, Inc. (a)	4,550	346,255
TreeHouse Foods, Inc. (a)(b)	6,770	593,052
Tyler Technologies, Inc. (a)	4,100	670,719
Ultimate Software Group, Inc. (a)(b)	2,450	496,541
Umpqua Holdings Corp.	32,900	581,343
United Therapeutics Corp. (a)(b)	3,529	443,595
Urban Outfitters, Inc. (a)	11,632	266,140
Verint Systems, Inc. (a)	20,808	817,754
VWR Corp. (a)(b)	29,450	832,257
Whiting Petroleum Corp. (a)	41,710	346,193
Yelp, Inc. (a)	18,074	640,000
Zions Bancorporation	17,220	689,317
Zynga, Inc., Class A (a)	215,710	623,402

		51,898,172
Uruguay — 0.8%
Arcos Dorados Holdings, Inc., Class A (a)	116,698	956,924
Total Common Stocks — 97.3%		113,087,334

See Notes to Financial Statements.

22	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Schedule of Investments (continued)	Global SmallCap Portfolio

Warrants	Shares	Value
British Virgin Islands — 0.0%
Atlas Mara Ltd. (Issued/Exercisable 12/17/13, 1 Share for 1 Warrant, Expires 12/17/17, Strike Price USD 11.50)(a)	77,800	$393
Total Long-Term Investments (Cost — $93,921,630) — 97.3%		113,087,727

Short-Term Securities
Money Market Funds — 9.9%
SL Liquidity Series LLC, Money Market Series, 1.09% (c)(d)(e)	11,416,782	11,419,065

Short-Term Securities	Par (000)	Value
Time Deposits
United States — 2.5%
JPMorgan Chase Bank N.A., 0.92%, 5/01/17	$2,928	$2,927,855
Total Short-Term Securities (Cost — $14,344,883) — 12.4%		14,346,920
Total Investments (Cost — $108,266,513) — 109.7%		127,434,647
Liabilities in Excess of Other Assets — (9.7)%		(11,266,559)

Net Assets — 100.0%		$116,168,088

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	Security was purchased with the cash collateral from loaned securities.

(d)	During the year ended April 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income		Net Realized Gain	Change in Unrealized Appreciation
SL Liquidity Series, LLC, Money Market Series	8,455,198	2,961,584	11,416,782	$11,419,065	$223,741	[1]	$58	$2,037

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

Fair Value Hierarchy as of Period End

      Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

      The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$792,431	—	—	$792,431
Australia	—	$1,606,068	—	1,606,068
Austria	—	689,758	—	689,758
Belgium	121,137	1,397,731	—	1,518,868
Brazil	2,489,513	—	—	2,489,513
British Virgin Islands	192,345	—	—	192,345
Canada	6,910,970	—	—	6,910,970
China	—	764,387	—	764,387
Denmark	763,944	—	—	763,944
France	2,047,998	1,706,040	—	3,754,038
Georgia	—	681,479	—	681,479
Germany	—	1,711,630	—	1,711,630
Hong Kong	290,781	1,587,468	—	1,878,249
India	1,410,098	3,276,660	—	4,686,758
Indonesia	—	1,241,699	—	1,241,699
Ireland	848,238	—	—	848,238
Italy	981,267	—	—	981,267
Japan	—	7,444,917	—	7,444,917
Luxembourg	632,728	932,390	—	1,565,118

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	23

Schedule of Investments (concluded)	Global SmallCap Portfolio

	Level 1	Level 2	Level 3	Total
Malaysia	—	$554,105	—	$554,105
Netherlands	—	2,098,173	—	2,098,173
Norway	$571,296	—	—	571,296
Panama	579,772	—	—	579,772
Russia	1,089,096	—	—	1,089,096
South Africa	473,744	—	—	473,744
South Korea	—	262,016	—	262,016
Spain	344,074	995,485	—	1,339,559
Sweden	178,394	543,491	—	721,885
Switzerland	639,425	1,363,066	—	2,002,491
Thailand	—	796,410	—	796,410
United Kingdom	4,315,255	4,906,759	—	9,222,014
United States	51,898,172	—	—	51,898,172
Uruguay	956,924	—	—	956,924
Warrants	393	—	—	393
Short-Term Securities	—	2,927,855	—	2,927,855

Subtotal	$78,527,995	$37,487,587	—	$116,015,582

Investments Valued at NAV[1]				11,419,065

Total Investments				$127,434,647

[1]	As of April 30, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

      Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1[1]	Transfers out of Level 1[2]	Transfers into Level 2[2]	Transfers out of Level 2[1]
Assets:
Long-Term Investments:
France	$676,578	—	—	$(676,578)
Georgia	—	$(741,149)	$741,149
Hong Kong	224,918	—	—	(224,918)
Italy	768,899	—	—	(768,899)
Luxembourg	654,123	—	—	(654,123)
Netherlands	—	(417,308)	417,308	—
Sweden	621,155	—	—	(621,155)
United Kingdom	527,862	—	—	(527,862)

Total	$3,473,535	$(1,158,457)	$1,158,457	$(3,473,535)

[1]	Systematic Fair Value Prices were not utilized at period end for these investments.

[2]	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

24	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Schedule of Investments April 30, 2017	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.7%
Spirit AeroSystems Holdings, Inc., Class A	12,450	$711,642
Banks — 7.0%
Comerica, Inc.	4,710	332,997
Cullen/Frost Bankers, Inc.	7,320	690,935
FNB Corp.	21,300	303,312
Fulton Financial Corp.	28,180	519,921
Hancock Holding Co.	22,200	1,036,740
Huntington Bancshares, Inc.	32,906	423,171
International Bancshares Corp.	11,720	438,328
Prosperity Bancshares, Inc.	14,690	987,168
Regions Financial Corp.	27,370	376,337
Umpqua Holdings Corp.	54,700	966,549
Valley National Bancorp	83,900	986,664
Zions Bancorporation	9,400	376,282

		7,438,404
Beverages — 1.1%
Boston Beer Co., Inc., Class A (a)(b)	7,972	1,150,758
Biotechnology — 0.6%
United Therapeutics Corp. (a)(b)	4,703	591,167
Capital Markets — 2.3%
Affiliated Managers Group, Inc.	4,370	723,628
Eaton Vance Corp.	23,010	987,819
Lazard Ltd., Class A	11,700	502,398
Stifel Financial Corp. (a)	4,510	220,404

		2,434,249
Chemicals — 3.5%
Albemarle Corp.	3,859	420,284
Ashland Global Holdings, Inc.	5,900	728,650
CF Industries Holdings, Inc.	27,540	736,420
FMC Corp.	9,560	700,079
Methanex Corp.	6,950	319,005
Westlake Chemical Corp.	13,570	844,733

		3,749,171
Commercial Services & Supplies — 1.2%
Clean Harbors, Inc. (a)	22,700	1,319,097
Communications Equipment — 1.6%
Ciena Corp. (a)	29,200	668,972
NetScout Systems, Inc. (a)	26,769	1,007,853

		1,676,825
Construction & Engineering — 2.8%
AECOM (a)	41,000	1,402,610
Fluor Corp.	15,400	790,328
KBR, Inc.	59,620	837,661

		3,030,599
Containers & Packaging — 1.5%
Owens-Illinois, Inc. (a)	14,800	322,936
Packaging Corp. of America	3,480	343,754
Silgan Holdings, Inc.	15,520	940,822

		1,607,512
Distributors — 0.7%
LKQ Corp. (a)	24,991	780,719
Diversified Financial Services — 0.8%
Voya Financial, Inc.	24,130	901,979
Electric Utilities — 3.0%
Hawaiian Electric Industries, Inc.	24,500	821,240
OGE Energy Corp.	47,230	1,642,659
PNM Resources, Inc.	19,300	718,925

		3,182,824

Common Stocks	Shares	Value
Electrical Equipment — 1.4%
AMETEK, Inc.	26,565	$1,519,518
Electronic Equipment, Instruments & Components — 5.0%
Avnet, Inc.	30,300	1,172,307
Flex Ltd. (a)	48,850	755,221
National Instruments Corp.	34,890	1,218,010
Tech Data Corp. (a)	13,500	1,291,275
VeriFone Systems, Inc. (a)(b)	49,990	926,815

		5,363,628
Energy Equipment & Services — 1.9%
Dril-Quip, Inc. (a)(b)	10,360	534,058
Ensco PLC, Class A	38,800	306,132
Oceaneering International, Inc.	31,290	825,743
Patterson-UTI Energy, Inc.	15,020	325,108

		1,991,041
Equity Real Estate Investment Trusts (REITs) — 7.6%
Highwoods Properties, Inc.	28,148	1,432,170
LTC Properties, Inc.	30,093	1,439,649
Outfront Media, Inc.	55,542	1,452,979
Pebblebrook Hotel Trust (b)	40,551	1,206,798
Seritage Growth Properties, Class A (b)	30,979	1,285,628
Tanger Factory Outlet Centers, Inc.	41,133	1,282,938

		8,100,162
Food & Staples Retailing — 0.6%
SUPERVALU, Inc. (a)	153,525	629,452
Food Products — 2.3%
Hain Celestial Group, Inc. (a)	25,260	934,367
Pinnacle Foods, Inc.	7,116	413,795
TreeHouse Foods, Inc. (a)(b)	12,449	1,090,532

		2,438,694
Gas Utilities — 2.8%
National Fuel Gas Co.	15,130	837,899
UGI Corp.	30,600	1,534,896
WGL Holdings, Inc.	7,800	643,188

		3,015,983
Health Care Equipment & Supplies — 1.8%
Halyard Health, Inc. (a)	48,200	1,903,900
Health Care Providers & Services — 4.0%
LifePoint Health, Inc. (a)	25,377	1,577,180
Owens & Minor, Inc.	49,244	1,706,305
Patterson Cos., Inc.	21,270	946,302

		4,229,787
Hotels, Restaurants & Leisure — 1.3%
Hyatt Hotels Corp., Class A (a)	24,716	1,371,738
Household Durables — 0.5%
Mohawk Industries, Inc. (a)	2,349	551,522
Independent Power and Renewable Electricity Producers — 0.7%
NRG Energy, Inc.	44,200	746,980
Insurance — 8.1%
Alleghany Corp. (a)	2,093	1,278,195
American Financial Group, Inc.	13,700	1,333,147
Arch Capital Group Ltd. (a)	3,480	337,456
Arthur J Gallagher & Co.	12,410	692,602
Genworth Financial, Inc., Class A (a)	40,254	162,626
Mercury General Corp.	10,100	621,049
Reinsurance Group of America, Inc.	9,400	1,175,376
RenaissanceRe Holdings Ltd.	3,100	440,727
Unum Group	9,805	454,266

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	25

Schedule of Investments (continued)	Mid Cap Value Opportunities Portfolio

Common Stocks	Shares	Value
Insurance (continued)
W.R. Berkley Corp.	18,150	$1,233,837
XL Group Ltd.	20,700	866,295

		8,595,576
IT Services — 2.7%
DXC Technology Co. (a)	17,600	1,325,984
Leidos Holdings, Inc.	28,900	1,521,874

		2,847,858
Life Sciences Tools & Services — 0.7%
VWR Corp. (a)(b)	27,348	772,854
Machinery — 3.9%
Allison Transmission Holdings, Inc.	26,570	1,027,728
Colfax Corp. (a)	21,040	851,489
Kennametal, Inc.	16,240	675,259
Wabtec Corp. (b)	19,660	1,649,277

		4,203,753
Marine — 0.9%
Kirby Corp. (a)(b)	13,260	936,156
Media — 2.0%
Cable One, Inc.	2,093	1,427,133
Scripps Networks Interactive, Inc., Class A	8,880	663,514

		2,090,647
Metals & Mining — 1.6%
Carpenter Technology Corp.	15,110	613,466
Steel Dynamics, Inc.	15,430	557,640
United States Steel Corp.	21,760	485,683

		1,656,789
Multiline Retail — 1.6%
Dollar Tree, Inc. (a)	9,857	815,864
Nordstrom, Inc.	17,874	862,778

		1,678,642
Multi-Utilities — 1.9%
Black Hills Corp.	15,510	1,054,990
Vectren Corp.	16,500	980,430

		2,035,420
Oil, Gas & Consumable Fuels — 3.4%
Concho Resources, Inc. (a)	4,015	508,540
Energen Corp. (a)	14,835	771,272
HollyFrontier Corp.	40,480	1,139,107
SM Energy Co.	10,940	247,135
Whiting Petroleum Corp. (a)	36,150	300,045
World Fuel Services Corp.	19,220	707,873

		3,673,972
Paper & Forest Products — 0.8%
Domtar Corp.	20,300	804,895
Personal Products — 0.3%
Edgewell Personal Care Co. (a)	4,760	340,292
Pharmaceuticals — 1.4%
Jazz Pharmaceuticals PLC (a)	9,028	1,437,980
Real Estate Management & Development — 1.5%
Alexander & Baldwin, Inc.	34,463	1,585,643
Road & Rail — 0.6%
Genesee & Wyoming, Inc., Class A (a)(b)	10,180	689,797
Semiconductors & Semiconductor Equipment — 2.0%
Cypress Semiconductor Corp.	59,510	833,735
ON Semiconductor Corp. (a)(b)	49,150	696,947
Skyworks Solutions, Inc.	5,390	537,599

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Teradyne, Inc.	1,700	$59,959

		2,128,240
Software — 1.5%
PTC, Inc. (a)	17,563	949,280
Verint Systems, Inc. (a)	17,510	688,143

		1,637,423
Specialty Retail — 3.4%
Advance Auto Parts, Inc.	3,870	550,082
Dick’s Sporting Goods, Inc.	20,820	1,052,451
Foot Locker, Inc.	12,681	980,749
Staples, Inc.	57,905	565,732
Tiffany & Co.	5,120	469,248

		3,618,262
Technology Hardware, Storage & Peripherals — 1.0%
Diebold Nixdorf, Inc.	38,850	1,095,570
Textiles, Apparel & Luxury Goods — 2.2%
Coach, Inc.	23,758	935,828
PVH Corp.	3,150	318,244
Ralph Lauren Corp.	4,680	377,770
Skechers U.S.A., Inc., Class A (a)	29,910	755,227

		2,387,069
Thrifts & Mortgage Finance — 0.4%
New York Community Bancorp, Inc.	32,530	432,324
Trading Companies & Distributors — 0.6%
MSC Industrial Direct Co., Inc., Class A	6,620	592,689
Total Long-Term Investments (Cost — $91,549,476) — 99.2%		105,679,202

Short-Term Securities
Money Market Funds — 7.3%
SL Liquidity Series LLC, Money Market Series, 1.09% (c)(d)(e)	7,771,403	7,772,958

	Par (000)
Time Deposits — 1.2%
Deutsche Bank, Frankfurt, 0.92%, 5/01/17	$1,324	1,324,130
Total Short-Term Securities (Cost — $9,096,229) — 8.5%		9,097,088
Total Investments (Cost — $100,645,705) — 107.7%		114,776,290
Liabilities in Excess of Other Assets — (7.7)%		(8,181,898)

Net Assets — 100.0%		$106,594,392

See Notes to Financial Statements.

26	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Schedule of Investments (concluded)	Mid Cap Value Opportunities Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	Security was purchased with the cash collateral from loaned securities.

(d)	During the year ended April 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Realized Gain	Change in Unrealized Appreciation
SL Liquidity Series, LLC, Money Market Series	4,081,846	3,689,557	7,771,403	$7,772,958	$23,619[1]	$246	$859

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$105,679,202	—	—	$105,679,202
Short-Term Securities	—	$1,324,130	—	1,324,130

Subtotal	$105,679,202	$1,324,130	—	$107,003,332

Investments Valued at NAV[2]				7,772,958

Total Investments				$114,776,290

[1]	See above Schedule of Investments for values in each industry.

[2]	As of April 30, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended April 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	27

Statements of Assets and Liabilities

April 30, 2017	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Assets
Investments at value — unaffiliated[1,2]	$460,591,811	$116,015,582	$107,003,332
Investments at value — affiliated[3]	—	11,419,065	7,772,958
Cash	2,918,571	—	—
Cash pledged:
Collateral — OTC derivatives	410,000	—	—
Futures contracts	505,040	—	—
Centrally cleared swaps	78,150	—	—
Receivables:
Investments sold — unaffiliated	37,600	1,366,609	905,660
Securities lending income — affiliated	—	16,326	5,152
TBA sale commitments	86,688,364	—	—
Capital shares sold	843,089	15,058	9,954
Dividends — unaffiliated	—	337,016	39,092
Interest — unaffiliated	1,029,642	—	—
From the Manager	39,196	64,835	36,884
Principal paydowns	27,640	—	—
Variation margin on futures contracts	10,137	—	—
Swap premiums paid	629,808	—	—
Unrealized appreciation on OTC swaps	94,087	—	—
Prepaid expenses	370	7,487	10,481
Other assets	2,041	—	—

Total assets	553,905,546	129,241,978	115,783,513

Liabilities
Foreign bank overdraft[4]	—	266,974	—
Cash received:
Collateral — OTC derivatives	600,000	—	—
Collateral — TBA commitments	35,000	—	—
Cash collateral on securities loaned at value	—	11,416,969	7,771,853
Options written at value[5]	328,857	—	—
TBA sale commitments at value[6]	86,866,424	—	—
Reverse repurchase agreements	1,926,924	—	—
Payables:
Investments purchased — unaffiliated	165,806,615	1,077,163	1,192,676
Capital shares redeemed	1,318,872	158,191	145,067
Deferred foreign capital gain tax	—	38,751	—
Income dividends	203,032	—	—
Investment advisory fees	90,120	—	—
Officer’s and Trustees’ fees	1,695	1,513	1,532
Other accrued expenses	211,253	113,679	77,406
Other affiliates	1,829	650	587
Service and distribution fees	28,417	—	—
Variation margin on futures contracts	21,017	—	—
Variation margin on centrally cleared swaps	1,020	—	—
Swap premiums received	781,489	—	—
Unrealized depreciation on OTC swaps	53,164	—	—

Total liabilities	258,275,728	13,073,890	9,189,121

Net Assets	$295,629,818	$116,168,088	$106,594,392

[1] Investments at cost — unaffiliated	$458,869,535	$96,849,485	$92,873,606
[2] Securities loaned at value	—	$10,780,521	$7,500,806
[3] Investments at cost — affiliated	—	$11,417,028	$7,772,099
[4] Foreign bank overdraft at cost	—	$267,307	—
[5] Premiums received	$377,225	—	—
[6] Proceeds from TBA sale commitments	$86,688,364	—	—

See Notes to Financial Statements.

28	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Statements of Assets and Liabilities (concluded)

April 30, 2017	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Net Assets Consist of
Paid-in capital	$296,146,967	$102,128,359	$86,757,861
Undistributed net investment income	177,270	95,120	387,072
Accumulated net realized gain (loss)	(2,392,859)	(5,184,477)	5,318,875
Net unrealized appreciation (depreciation)	1,698,440	19,129,086	14,130,584

Net Assets	$295,629,818	$116,168,088	$106,594,392

Net asset value per share	—	$14.16	$14.32

Shares outstanding[7]	—	8,203,471	7,441,363

Net Asset Value
Institutional
Net assets	$222,745,069	—	—

Shares outstanding[7]	21,600,220	—	—

Net asset value	$10.31	—	—

Investor A
Net assets	$51,429,392	—	—

Shares outstanding[7]	4,995,795	—	—

Net asset value	$10.29	—	—

Investor C
Net assets	$21,455,357	—	—

Shares outstanding[7]	2,083,924	—	—

Net asset value	$10.30	—	—

[7]	Unlimited number of shares authorized, $ 0.01 par value.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	29

Statements of Operations

Year Ended April 30, 2017	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Investment Income
Interest — unaffiliated	$8,058,022	—	—
Dividends — unaffiliated	—	$1,735,416	$1,620,137
Securities lending — affiliated — net	—	223,741	23,619
Foreign taxes withheld	—	(64,649)	(3,737)

Total investment income	8,058,022	1,894,508	1,640,019

Expenses
Investment advisory	1,263,662	977,907	694,179
Service and distribution — class specific	421,648	—	—
Transfer agent	—	35,918	34,294
Transfer agent — class specific	248,034	—	—
Professional	83,587	77,616	58,372
Accounting services	73,841	33,303	26,104
Custodian	71,926	138,294	23,368
Printing	21,868	17,777	13,577
Officer and Trustees	21,211	17,803	17,740
Registration	5,200	35,055	33,252
Miscellaneous	13,968	29,150	11,624

Total expenses excluding interest expense	2,224,945	1,362,823	912,510
Interest expense	129,224	—	—

Total expenses	2,354,169	1,362,823	912,510
Less:
Fees waived and/or reimbursed by the Manager	(66,030)	(1,362,100)	(911,787)
Transfer agent fees reimbursed — class specific	(216,795)	—	—

Total expenses after fees waived and/or reimbursed	2,071,344	723	723

Net investment income	5,986,678	1,893,785	1,639,296

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	—	58	246
Investments — unaffiliated	668,419	9,185,056	13,440,990
Futures contracts	(683,610)	—	—
Foreign currency transactions	—	21,881	(15)
Litigation proceeds	711,681	7,050	30,872
Options written	68,481	—	—
Swaps	(254,872)	—	—

	510,099	9,214,045	13,472,093

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	—	2,037	859
Investments — unaffiliated	(1,527,717)	7,367,8091	4,080,335
Futures contracts	(129,929)	—	—
Foreign currency translations	—	(7,692)	(3)
Options written	48,368	—	—
Swaps	127,241	—	—

	(1,482,037)	7,362,154	4,081,191

Net realized and unrealized gain (loss)	(971,938)	16,576,199	17,553,284

Net Increase in Net Assets Resulting from Operations	$5,014,740	$18,469,984	$19,192,580

[1]	Net of $38,751 foreign capital gain tax.

See Notes to Financial Statements.

30	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Statements of Changes in Net Assets

	BlackRock U.S. Mortgage Portfolio		Global SmallCap Portfolio		Mid Cap Value Opportunities Portfolio
	Year Ended April 30,		Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016	2017	2016

Operations
Net investment income	$5,986,678	$6,327,595	$1,893,785	$1,748,166	$1,639,296	$2,344,235
Net realized gain (loss)	510,099	1,294,425	9,214,045	(7,561,794)	13,472,093	(473,959)
Net change in unrealized appreciation (depreciation)	(1,482,037)	(1,306,647)	7,362,154	(16,668,822)	4,081,191	(13,838,407)

Net increase (decrease) in net assets resulting from operations	5,014,740	6,315,373	18,469,984	(22,482,450)	19,192,580	(11,968,131)

Distributions to Shareholders[1]
From net investment income	—	—	(2,437,012)	(2,623,858)	(1,658,252)	(2,624,417)
From net investment income:
Institutional	(6,607,625)	(5,097,219)	—	—	—	—
Investor A	(2,038,314)	(1,705,425)	—	—	—	—
Investor C	(474,935)	(292,708)	—	—	—	—
From net realized gain	—	—	—	(7,180,074)	(137,079)	(17,085,067)
From net realized gain:
Institutional	—	(1,337,449)	—	—	—	—
Investor A	—	(530,774)	—	—	—	—
Investor C	—	(137,669)	—	—	—	—

Decrease in net assets resulting from distributions to shareholders	(9,120,874)	(9,101,244)	(2,437,012)	(9,803,932)	(1,795,331)	(19,709,484)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(5,866,105)	36,349,062	(12,893,692)	(30,355,532)	(12,306,072)	(32,749,707)

Net Assets
Total increase (decrease) in net assets	(9,972,239)	33,563,191	3,139,280	(62,641,914)	5,091,177	(64,427,322)
Beginning of year	305,602,057	272,038,866	113,028,808	175,670,722	101,503,215	165,930,537

End of year	$295,629,818	$305,602,057	$116,168,088	$113,028,808	$106,594,392	$101,503,215

Undistributed (distributions in excess of) net investment income, end of year	$177,270	$442,883	$95,120	$(1,106,884)	$387,072	$412,887

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	31

Financial Highlights	BlackRock U.S. Mortgage Portfolio

	Institutional
	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.44	$10.55	$10.24	$10.37	$10.31
Net investment income[1]	0.21	0.24	0.23	0.24	0.20
Net realized and unrealized gain (loss)	(0.02)	(0.00)[2]	0.33	(0.09)	0.34

Net increase from investment operations	0.19	0.24	0.56	0.15	0.54

Distributions:[3]
From net investment income	(0.32)	(0.27)	(0.25)	(0.28)	(0.29)
From return of capital	—	—	—	(0.00)[2]	(0.05)
From net realized gain	—	(0.08)	—	—	(0.14)

Total distributions	(0.32)	(0.35)	(0.25)	(0.28)	(0.48)

Net asset value, end of year	$10.31	$10.44	$10.55	$10.24	$10.37

Total Return[4]
Based on net asset value	1.80%[5]	2.27%	5.50%	1.53%	5.39%

Ratios to Average Net Assets
Total expenses	0.59%	0.62%	0.65%	0.69%	0.63%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.51%	0.55%	0.65%	0.68%	0.63%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.47%	0.51%	0.65%	0.68%	0.61%

Net investment income	2.04%	2.31%	2.18%	2.43%	1.93%

Supplemental Data
Net assets, end of year (000)	$222,745	$206,193	$195,169	$136,036	$204,546

Portfolio turnover rate[6]	1,502%	2,669%	1,710%	1,809%	3,166%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 1.61%.

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended April 30,
	2017	2016	2015	2014	2013

Portfolio turnover rate (excluding mortgage dollar roll transactions)	887%	2,104%	1,062%	1,150%	2,169%

See Notes to Financial Statements.

32	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Financial Highlights (continued)	BlackRock U.S. Mortgage Portfolio

	Investor A
	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.43	$10.53	$10.22	$10.35	$10.29

Net investment income[1]	0.18	0.21	0.20	0.22	0.14
Net realized and unrealized gain (loss)	(0.03)	0.01	0.33	(0.10)	0.37

Net increase from investment operations	0.15	0.22	0.53	0.12	0.51

Distributions:[2]
From net investment income	(0.29)	(0.24)	(0.22)	(0.25)	(0.27)
From return of capital	—	—	—	(0.00)[3]	(0.04)
From net realized gain	—	(0.08)	—	—	(0.14)

Total distributions	(0.29)	(0.32)	(0.22)	(0.25)	(0.45)

Net asset value, end of year	$10.29	$10.43	$10.53	$10.22	$10.35

Total Return[4]
Based on net asset value	1.43%[5]	2.06%	5.22%	1.28%	5.08%

Ratios to Average Net Assets
Total expenses	0.91%	0.94%	0.95%	1.05%	0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.79%	0.85%	0.92%	0.94%	0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.75%	0.81%	0.91%	0.93%	0.89%

Net investment income	1.75%	2.04%	1.88%	2.22%	1.32%

Supplemental Data
Net assets, end of year (000)	$51,429	$77,652	$62,677	$28,262	$39,392

Portfolio turnover rate[6]	1,502%	2,669%	1,710%	1,809%	3,166%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 1.23%.

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended April 30,
	2017	2016	2015	2014	2013

Portfolio turnover rate (excluding mortgage dollar roll transactions)	887%	2,104%	1,062%	1,150%	2,169%

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	33

Financial Highlights (concluded)	BlackRock U.S. Mortgage Portfolio

	Investor C
	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.43	$10.53	$10.22	$10.35	$10.29

Net investment income[1]	0.10	0.13	0.12	0.15	0.06
Net realized and unrealized gain (loss)	(0.02)	0.01	0.33	(0.10)	0.37

Net increase from investment operations	0.08	0.14	0.45	0.05	0.43

Distributions:[2]
From net investment income	(0.21)	(0.16)	(0.14)	(0.18)	(0.20)
From return of capital	—	—	—	(0.00)[3]	(0.03)
From net realized gain	—	(0.08)	—	—	(0.14)

Total distributions	(0.21)	(0.24)	(0.14)	(0.18)	(0.37)

Net asset value, end of year	$10.30	$10.43	$10.53	$10.22	$10.35

Total Return[4]
Based on net asset value	0.77%[5]	1.30%	4.44%	0.52%	4.31%

Ratios to Average Net Assets
Total expenses	1.64%	1.66%	1.69%	1.84%	1.63%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.54%	1.60%	1.66%	1.68%	1.63%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.50%	1.56%	1.65%	1.67%	1.61%

Net investment income	1.00%	1.29%	1.17%	1.46%	0.62%

Supplemental Data
Net assets, end of year (000)	$21,455	$21,757	$14,193	$7,196	$8,476

Portfolio turnover rate[6]	1,502%	2,669%	1,710%	1,809%	3,166%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 0.58%.

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended April 30,
	2017	2016	2015	2014	2013

Portfolio turnover rate (excluding mortgage dollar roll transactions)	887%	2,104%	1,062%	1,150%	2,169%

See Notes to Financial Statements.

34	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Financial Highlights	Global SmallCap Portfolio

	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$12.32	$14.49	$16.29	$14.09	$12.66

Net investment income[1]	0.22	0.15	0.22	0.21	0.20
Net realized and unrealized gain (loss)	1.90	(1.53)	0.40	3.58	1.66

Net increase (decrease) from investment operations	2.12	(1.38)	0.62	3.79	1.86

Distributions:[2]
From net investment income	(0.28)	(0.21)	(0.03)	(0.39)	(0.43)
From net realized gain	—	(0.58)	(2.39)	(1.20)	—

Total distributions	(0.28)	(0.79)	(2.42)	(1.59)	(0.43)

Net asset value, end of year	$14.16	$12.32	$14.49	$16.29	$14.09

Total Return[3]
Based on net asset value	17.33%[4]	(9.86)%	4.48%	27.71%	15.30%

Ratios to Average Net Assets
Total expenses	1.18%	1.14%	1.07%	1.08%	1.07%

Total expenses after fees waived and/or reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.65%	1.17%	1.46%	1.35%	1.60%

Supplemental Data
Net assets, end of year (000)	$116,168	$113,029	$175,671	$171,594	$144,493

Portfolio turnover rate	69%	86%	91%	81%	70%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	35

Financial Highlights	Mid Cap Value Opportunities Portfolio

	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$12.20	$14.27	$15.83	$14.10	$12.11

Net investment income[1]	0.21	0.22	0.25	0.24	0.20
Net realized and unrealized gain (loss)	2.13	(0.62)	0.68	2.83	1.98

Net increase (decrease) from investment operations	2.34	(0.40)	0.93	3.07	2.18

Distributions:[2]
From net investment income	(0.20)	(0.22)	(0.23)	(0.24)	(0.19)
From net realized gain	(0.02)	(1.45)	(2.26)	(1.10)	—

Total distributions	(0.22)	(1.67)	(2.49)	(1.34)	(0.19)

Net asset value, end of year	$14.32	$12.20	$14.27	$15.83	$14.10

Total Return[3]
Based on net asset value	19.24%[4]	(2.62)%	6.58%	22.36%	18.26%

Ratios to Average Net Assets
Total expenses	0.85%	0.83%	0.81%	0.81%	0.82%

Total expenses after fees waived and/or reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.53%	1.72%	1.66%	1.58%	1.64%

Supplemental Data
Net assets, end of year (000)	$106,594	$101,503	$165,931	$167,656	$153,741

Portfolio turnover rate	82%	91%	83%	61%	57%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

See Notes to Financial Statements.

36	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Notes to Financial Statements

1. Organization:

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock U.S. Mortgage Portfolio	BlackRock U.S. Mortgage Portfolio	Diversified
Global SmallCap Portfolio	Global SmallCap Portfolio	Diversified
Mid Cap Value Opportunities Portfolio	Mid Cap Value Opportunities Portfolio	Diversified

BlackRock U.S. Mortgage Portfolio offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Each class bears certain expenses and may have a conversion privilege as outlined below. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. Investors may only purchase shares in Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio by entering into a wrap-fee program or other managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its

MANAGED ACCOUNT SERIES	APRIL 30, 2017	37

Notes to Financial Statements (continued)

future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, distributions paid by the Funds are recorded on the ex-dividend date. For BlackRock U.S. Mortgage Portfolio, distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of April 30, 2017, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

SEC Reporting Modernization: The Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

38	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Notes to Financial Statements (continued)

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a

MANAGED ACCOUNT SERIES	APRIL 30, 2017	39

Notes to Financial Statements (continued)

committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization

40	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Notes to Financial Statements (continued)

of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of April 30, 2017, certain investments of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

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Notes to Financial Statements (continued)

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

42	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Notes to Financial Statements (continued)

For the year ended April 30, 2017, the BlackRock U.S. Mortgage Portfolio’s average amount of reverse repurchase agreements and the daily weighted average interest rate was $20,063,187 and 0.60%, respectively.

Reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions, typically a Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BlackRock U.S. Mortgage Portfolio’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Net Amount
Citigroup Global Markets, Inc.	$1,926,924	$(1,926,924)	—

[1]

Collateral with a value of $2,003,593 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

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Notes to Financial Statements (continued)

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Global SmallCap Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$1,985,509	$(1,985,509)	—
Credit Suisse Securities (USA) LLC	828,424	(828,424)	—
Deutsche Bank Securities, Inc.	875,074	(875,074)	—
Goldman Sachs & Co.	2,507,430	(2,507,430)	—
Jefferies LLC	14,982	(14,982)	—
JP Morgan Securities LLC	2,074,029	(2,074,029)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	9,910	(9,910)	—
Morgan Stanley	2,005,488	(2,005,488)	—
UBS Securities LLC	479,675	(479,675)	—
Total	$10,780,521	$(10,780,521)	—

Mid Cap Value Opportunities Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Barclays Capital Inc.	$207,500	$(207,500)	—
Citigroup Global Markets, Inc.	3,554,013	(3,554,013)	—
Deutsche Bank Securities, Inc.	1,520,623	(1,520,623)	—
Goldman Sachs & Co.	1,013,181	(1,013,181)	—
Merrill Lynch, Pierce, Fenner & Smith	245,395	(244,410)	$985
Morgan Stanley	960,094	(960,094)	—
Total	$7,500,806	$(7,499,821)	$985

[1]

Cash collateral with a value of $11,416,969 and $7,771,853 has been received in connection with securities lending agreements for Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

[2]

The market value of the loaned securities is determined as of April 30, 2017. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterpart.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was

44	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Notes to Financial Statements (continued)

opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker a variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the

MANAGED ACCOUNT SERIES	APRIL 30, 2017	45

Notes to Financial Statements (continued)

recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

46	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Notes to Financial Statements (continued)

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.40%	0.85%	0.65%
$1 Billion - $3 Billion	0.38%	0.80%	0.61%
$3 Billion - $5 Billion	0.36%	0.77%	0.59%
$5 Billion - $10 Billion	0.35%	0.74%	0.57%
Greater than $10 Billion	0.34%	0.72%	0.55%

Service and Distribution Fees: The Trust, on behalf of BlackRock U.S. Mortgage Portfolio, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL“), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, BlackRock U.S. Mortgage Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended April 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of BlackRock U.S. Mortgage Portfolio:

Investor A	Investor C	Total
$184,886	$236,762	$421,648

Transfer Agent: For the year ended April 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of BlackRock U.S. Mortgage Portfolio:

Institutional	Investor A	Investor C	Total
$132,897	$88,889	$26,248	$248,034

Other Fees: For the year ended April 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of BlackRock U.S. Mortgage Portfolio’s Investor A Shares of $3,896.

For the year ended April 30, 2017, affiliates of BlackRock U.S. Mortgage Portfolio received CDSCs as follows:

Investor A	$1,606
Investor C	$6,261

Expense Limitations, Waivers, and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, except extraordinary expenses. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed termination date.

Although Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the

MANAGED ACCOUNT SERIES	APRIL 30, 2017	47

Notes to Financial Statements (continued)

Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Global SmallCap Portfolio	$977,907
Mid Cap Value Opportunities Portfolio	$694,179

With respect to BlackRock U.S. Mortgage Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the ”affiliated money market waiver“). This amount is shown as fees waived by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the year ended April 30, 2017, the amount waived was $66,030.

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice. For the year ended April 30, 2017, there were no fees waived by the Manager.

In addition, for the year ended April 30, 2017, the Manager reimbursed each Fund’s operating expenses as follows, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations:

Global SmallCap Portfolio	$384,193
Mid Cap Value Opportunities Portfolio	$217,608

For the year ended April 30, 2017, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock U.S. Mortgage Portfolio	$3,393
Global SmallCap Portfolio	$979
Mid Cap Value Opportunities Portfolio	$882

With respect to BlackRock U.S. Mortgage Portfolio, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (”expense limitation“). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C
0.45%	0.70%	1.45%

Prior to October 14, 2016, the expense limitations as a percentage of average daily net assets were as follows:

Institutional	Investor A	Investor C
0.50%	0.80%	1.55%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through August 31, 2018, unless approved by the Board, including a majority of the Independent Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts are shown as fees waived by the Manager and transfer agent fees reimbursed — class specific in the Statements of Operations. Class specific expense reimbursements for BlackRock U.S. Mortgage Portfolio are as follows:

	Institutional	Investor A	Investor C	Total
Transfer agent fees reimbursed	$127,550	$69,057	$20,188	$216,795

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. If the private investment company’s weekly liquid assets fall below 30% of its total assets, BIM, as managing member of the private investment company, is permitted at any time, if it determines it to be in the best interests of the private investment company, to impose a liquidity fee of up to 2% of the value of units withdrawn or

48	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Notes to Financial Statements (continued)

impose a redemption gate that temporarily suspends the right of withdrawal out of the private investment company. In addition, if the private investment company’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the private investment company will impose a liquidity fee in the default amount of 1% of the amount withdrawn, generally effective as of the next business day, unless BIM determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the private investment company. The shares of the private investment company purchased by the Funds would be subject to any such liquidity fee or redemption gate imposed.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, Mid Cap Value Opportunities Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement, Global SmallCap Portfolio retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Mid Cap Value Opportunities Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Global SmallCap Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended April 30, 2017, each Fund paid BIM the following amounts for securities lending agent services:

Global SmallCap Portfolio	$45,057
Mid Cap Value Opportunities Portfolio	$8,808

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended April 30, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended April 30, 2017, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Global SmallCap Portfolio	$1,487,323	$384,521	$101,925
Mid Cap Value Opportunities Portfolio	$130,283	$433,678	$(58,144)

MANAGED ACCOUNT SERIES	APRIL 30, 2017	49

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the year ended April 30, 2017, purchases and sales of investments including paydowns, mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Non-U.S. Government Securities	$5,486,218,660	$77,926,128	$87,159,088
U.S. Government Securities	36,643,851	—	—

Total Purchases	$5,522,862,511	$77,926,128	$87,159,088

Sales
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Non-U.S. Government Securities
(includes paydowns)	$5,726,714,217	$91,656,866	$99,094,883
U.S. Government Securities	40,262,791	—	—

Total Sales	$5,766,977,008	$91,656,866	$99,094,883

For the year ended April 30, 2017, purchases and sales related to mortgage dollar rolls were as follows:

BlackRock U.S. Mortgage Portfolio
Purchases	$2,261,214,158
Sales	$2,261,821,646

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, foreign currency transactions, the sale of stock of passive foreign investment companies, the characterization of expenses, the use of equalization, net paydown losses, the characterization of corporate actions, fees received on trade settlements, income recognized from investments in partnerships and the character of income recognized from certain securities lending transactions were reclassified to the following accounts:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Paid-in capital	—	—	$535,538
Undistributed net investment income	$2,868,583	$1,745,231	$(6,859)
Accumulated net realized gain (loss)	$(2,868,583)	$(1,745,231)	$(528,679)

50	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

		BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio[1]
Ordinary income	4/30/17	$9,120,874	$2,437,012	$1,658,252
	4/30/16	7,907,563	4,164,271	4,619,314
Long-term capital gains	4/30/17	—	—	672,617
	4/30/16	1,193,681	5,639,661	15,090,170

Total	4/30/17	$9,120,874	$2,437,012	$2,330,869

	4/30/16	$9,101,244	$9,803,932	$19,709,484

[1]	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Undistributed ordinary income	$177,270	$1,154,631	$455,352
Capital loss carryforwards	(2,540,522)	(2,413,392)	—
Undistributed long term capital gains	—	—	7,782,601
Net unrealized gains[1]	1,846,103	15,298,490	11,598,578

Total	$(517,149)	$14,039,729	$19,836,531

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain options, futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements and the treatment of certain security lending transactions.

As of April 30, 2017, BlackRock U.S. Mortgage Portfolio and Global SmallCap Portfolio had capital loss carryforwards of $2,540,522 and $2,413,392, respectively, with no expiration date, available to offset future realized capital gains.

As of April 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Tax cost	$458,875,091	$112,159,323	$103,209,626

Gross unrealized appreciation	$3,636,901	$20,198,095	$13,656,156
Gross unrealized depreciation	(1,920,181)	(4,922,771)	(2,089,492)

Net unrealized appreciation	$1,716,720	$15,275,324	$11,566,664

9. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

BlackRock U.S. Mortgage Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also

MANAGED ACCOUNT SERIES	APRIL 30, 2017	51

Notes to Financial Statements (continued)

be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

BlackRock U.S. Mortgage Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: BlackRock U.S. Mortgage Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Global SmallCap Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the

52	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Notes to Financial Statements (concluded)

Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

BlackRock U.S. Mortgage Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended April 30, 2017		Year Ended April 30, 2016
BlackRock U.S. Mortgage Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	12,253,733	$126,692,658	8,488,660	$88,560,458
Shares issued in reinvestment of distributions	445,316	4,620,345	405,835	4,226,093
Shares redeemed	(10,840,918)	(112,190,895)	(7,651,908)	(79,760,385)

Net increase	1,858,131	$19,122,108	1,242,587	$13,026,166

Investor A
Shares sold	2,649,867	$27,584,700	4,754,758	$49,519,825
Shares issued in reinvestment of distributions	182,864	1,894,542	200,990	2,088,642
Shares redeemed	(5,285,209)	(54,496,248)	(3,458,964)	(36,006,208)

Net increase (decrease)	(2,452,478)	$(25,017,006)	1,496,784	$15,602,259

Investor C
Shares sold	700,593	$7,292,467	1,180,451	$12,316,399
Shares issued in reinvestment of distributions	45,454	470,391	41,092	426,759
Shares redeemed	(748,486)	(7,734,065)	(482,569)	(5,022,521)

Net increase (decrease)	(2,439)	$28,793	738,974	$7,720,637

Total Net Increase (Decrease)	(596,787)	$(5,866,105)	3,478,345	$36,349,062

Global SmallCap Portfolio
Shares sold	1,278,656	$16,673,214	3,384,146	$41,951,584
Shares redeemed	(2,247,301)	(29,566,906)	(6,335,257)	(72,307,116)

Net decrease	(968,645)	$(12,893,692)	(2,951,111)	$(30,355,532)

Mid Cap Value Opportunities Portfolio
Shares sold	1,067,826	$14,260,889	2,936,879	$34,884,053
Shares redeemed	(1,947,711)	(26,566,961)	(6,239,833)	(67,633,760)

Net decrease	(879,885)	$(12,306,072)	(3,302,954)	$(32,749,707)

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

On March 27, 2017, the Board approved a proposal to change the name of Global SmallCap Portfolio to Advantage Global SmallCap Fund. The Board also approved certain changes to the Fund’s investment strategies. These changes became effective on June 12, 2017.

On March 27, 2017, the Board approved a proposal to change the name of Mid Cap Value Opportunities Portfolio to Mid Cap Dividend Fund. The Board also approved certain changes to the Fund’s investment strategies. In addition, Fund management has determined to change the benchmark index against which the Fund compares its performance. These changes became effective on June 12, 2017.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managed Account Series and the Shareholders of BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio (collectively the “Funds”), each a series of Managed Account Series, as of April 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio as of April 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

June 22, 2017

Important Tax Information (Unaudited)

During the fiscal year ended April 30, 2017, the following information is provided with respect to distributions paid:

	Payable Date/ Month(s) Paid	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Qualified Dividend Income for Individuals[1]
	7/22/2016	—	36.81%	91.76%
	12/12/2016	—	41.36%	76.41%
Dividends Qualifying for the Dividends
Received Deduction for Corporations[1]	7/22/2016	—	14.09%	79.22%
	12/12/2016	—	14.09%	79.22%
Interest Related Dividends for Non-U.S. Residents[2]	May 2016 - December 2016	92.82%	—	—
	January 2017 - April 2017	89.97%	—	—
Long Term Capital Gain Distributions Per Share
	12/12/2016	—	—	0.016944

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

54	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Trustee	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Trustee	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)

MANAGED ACCOUNT SERIES	APRIL 30, 2017	55

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
John F. O’Brien 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None

Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	129 RICs consisting of 318 Portfolios	None

[1]  The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]  Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H.Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

[4]  Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

56	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Trustees of the Trust.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Custodians The Bank of New York Mellon[1] New York, NY 10286	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809
Brown Brothers Harriman & Co.[2] Boston, MA 02109

Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019
[1] For BlackRock U.S. Mortgage Portfolio. [2] For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	57

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1)at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

58	MANAGED ACCOUNT SERIES	APRIL 30, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

MANAGED ACCOUNT SERIES	APRIL 30, 2017	59

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Shares of each Fund, except BlackRock U.S. Mortgage Portfolio, may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate (“BlackRock”) to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

MAS-4/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry P. Keizer

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Advantage Global SmallCap Fund (Formerly Global SmallCap Portfolio)	$28,169	$29,389	$0	$0	$14,058	$13,596	$0	$0
Mid Cap Dividend Fund (Formerly Mid Cap Value Opportunities Portfolio)	$27,863	$29,083	$0	$0	$14,007	$13,107	$0	$0
BlackRock U.S. Mortgage Portfolio	$31,850	$36,198	$0	$0	$14,841	$14,841	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Advantage Global SmallCap Fund (Formerly Global SmallCap Portfolio)	$14,058	$13,596
Mid Cap Dividend Fund (Formerly Mid Cap Value Opportunities Portfolio)	$14,007	$13,107
BlackRock U.S. Mortgage Portfolio	$14,841	$14,841

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: July 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: July 5, 2017